UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2020

NABORS INDUSTRIES LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32657	98-0363970
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Crown House 4 Par-la-Ville Road Second Floor Hamilton, HM08 Bermuda	N/A
(Address of principal executive offices)	(Zip Code)

(441) 292-1510

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common shares	NBR	NYSE
Preferred shares - Series A	NBR.PRA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On November 13, 2020, Nabors Industries Ltd. (“Nabors”) issued a press release announcing (a) the early results of certain exchange offers previously announced by Nabors Industries, Inc., its indirect wholly-owned subsidiary (“NII”), including its offers to exchange (x) certain aggregate principal amounts of NII’s (i) 4.625% Senior Notes due 2021, (ii) 5.50% Senior Notes due 2023, (iii) 5.10% Senior Notes due 2023, (iv) 5.75% Senior Notes due 2025, (v) 0.75% Senior Exchangeable Notes due 2024 and (y) certain aggregate principal amounts of Nabors’ (i) 7.25% Senior Guaranteed Notes due 2026 and (ii) 7.50% Senior Guaranteed Notes due 2028, to eligible holders for up to $300 million aggregate principal amount of newly issued 9.00% Senior Priority Guaranteed Notes due 2025 and (b) that NII had extended the “early participation date” with respect to the offers to exchange its 5.50% Senior Notes due 2023, 5.10% Senior Notes due 2023, 5.75% Senior Notes due 2025 and 0.75% Senior Exchangeable Notes due 2024. Except with respect to the early participation date, which was extended until 11:59 p.m. on November 27, 2020 with respect only to NII’s 5.50% Senior Notes due 2023, 5.10% Senior Notes due 2023, 5.75% Senior Notes due 2025 and 0.75% Senior Exchangeable Notes due 2024, the terms and conditions set forth in NII’s confidential exchange offering memorandum, dated October 29, 2020, remain unchanged, including with respect to the expiration of the exchange offers, which are scheduled to occur at 11:59 p.m. on November 27, 2020.

A copy of the press release is included in this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 8.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release regarding early results and extension of early participation date, dated November 13, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABORS INDUSTRIES LTD.

Date: November 13, 2020	By:	/s/ Mark D. Andrews
Name: Mark D. Andrews
Title: Corporate Secretary